UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 9, 2023
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Montana		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street,
Billings,	MT		59116-0918
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, no par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a) Not applicable.
(b) On February 9, 2023, Ashley Hayslip’s service as Chief Banking Officer for the registrant was terminated.
(c) Contemporaneously with the termination of Ms. Hayslip’s service, Ms. Lorrie Asker, age 55, agreed to serve as the Company’s Chief Banking Officer on an interim basis until a permanent replacement is identified. Ms. Asker has been serving as our Rocky Mountain Region Regional President since August 15, 2019. Prior to such time, she served from 2015 to 2019 as Commercial Banking Executive for First Foundation Bank. In addition to this role, Ms. Asker enjoyed a lengthy career at Sterling Bank where she served in a variety of senior leadership positions.
Ms. Asker will be entitled to an annual base salary of $360,000, and a restricted stock grant covering 2,743 shares of Class A common stock, which number of shares was determined based on the closing stock price for our Class A common stock as reported on the Nasdaq Stock Market on February 9, 2023. The restricted stock will vest ratably in three equal annual installments over a period of three years. Ms. Asker will also be entitled to participate in the Company’s incentive bonus plans, with the amount of bonuses based upon achievement of Company-wide goals, and those additional benefits as are customarily offered to the Company’s other executive officers.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 10, 2023

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer